FOUNDATION VARIABLE UNIVERSAL LIFE 1.1 (FVUL 1.1)

PREMIER VARIABLE UNIVERSAL LIFE 1.1 (PVUL 1.1)

ADVISOR VARIABLE UNIVERSAL LIFE (ADVUL)

ADVANCED VARIABLE UNIVERSAL LIFE (AVUL)

VARIABLE EXECUTIVE UNIVERSAL LIFE (VEUL)

VARIABLE EXECUTIVE UNIVERSAL LIFE 2 (VEUL2)

VARIABLE UNIVERSAL LIFE (VUL)

VARIABLE UNIVERSAL LIFE 2 (VUL2)

VARIABLE UNIVERSAL LIFE 3 (VUL3)

VARIABLE UNIVERSAL LIFE 4 (VUL4)

SURVIVORSHIP VARIABLE UNIVERSAL LIFE (SVUL)

VARIABLE UNIVERSAL LIFE – DEATH BENEFIT (VUL-DB)

VARIABLE UNIVERSAL LIFE – CASH VALUE (VUL-CV)

VARIABLE UNIVERSAL LIFE – CASH VALUE 2 (VUL-CV2)

PREMIER VARIABLE UNIVERSAL LIFE III (PVUL3)

Flexible Premium Variable Universal Life Insurance Policy

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account A

Supplement dated October 14, 2010 to Prospectuses Dated May 1, 2010

This supplement will alter the prospectuses listed above in the following manner:

Under the asset allocation program provided to clients of Sammons Advisor Services, You cannot allocate funds to the General Account.  If at any time You allocate funds to the General Account, then Your asset allocation program will become a self-directed portfolio and You will no longer be notified of changes to the asset allocation models and You will not receive communications from Sammons Advisor Services regarding the models.

Under the section titled ASSET ALLOCATION PROGRAM, subsection Periodic Updates of Asset Allocation Models and Notices of Updates; add at the end of the second paragraph:

As a Sammons Advisor Services client You cannot allocate funds to the General Account.  If at any time You elect to have funds in the General Account; Your model will become self-directed and You will no longer receive updates or communications from Sammons Advisor Services.

Please retain this supplement for future reference.